UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 19, 2026
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AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Vanderbilt Avenue, 27th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01	Entry into a Material Definitive Agreement.
On October 19, 2026, AlTi Global, Inc. (the “Company”), certain subsidiaries of the Company, AlTi Global Holdings, LLC, as borrower (the “Borrower”), Diameter Finance Administration LLC, as administrative agent and collateral agent, and the lenders party thereto entered into a Credit Agreement (the “Credit Agreement”).

The Credit Agreement provides for an $85.0 million senior secured credit facility, consisting of $60.0 million of term loan commitments, including $32.0 million of delayed draw term loan commitments, and a $25.0 million revolving credit facility. The delayed draw term loan commitments generally remain available for up to 24 months following the closing date, subject to the terms and conditions of the Credit Agreement.

Borrowings under the Credit Agreement bear interest, at the Borrower’s election, at a rate based on either Adjusted Term SOFR plus 5.25% or the Base Rate plus 4.25%. The Credit Agreement matures on October 19, 2032.

The obligations under the Credit Agreement are guaranteed by the Company and certain of its subsidiaries and are secured by substantially all of the assets of the applicable credit parties, subject to customary exclusions and limitations. The Credit Agreement also contains customary affirmative and negative covenants, financial covenants and events of default.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1
Credit Agreement, dated as of October 19, 2026, by and among AlTi Global, Inc., AlTi Global Capital, LLC, the other holding companies party thereto, AlTi Global Holdings, LLC, as borrower, Diameter Finance Administration LLC, as administrative agent and collateral agent, and the lenders party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTI GLOBAL, INC.

By:	/s/ Nancy Curtin
Name:	Nancy Curtin
Title:	Interim Chief Executive Officer

Date: October 20, 2026